Exhibit 10.12

F21.228

First Supplemental Agreement to Secured Loan Facility Agreement dated 30 August 2013

Dated:                    13 July 2015

(1)                                          BALTIC HARE LIMITED

BALTIC FOX LIMITED

(as Borrowers)

(2)                                          BALTIC TRADING LIMITED

(as Guarantor and Pledgor)

(3)                                          DVB BANK SE and others

(as Lenders)

(4)                                          DVB BANK SE

(as Agent)

(5)                                          DVB BANK SE

(as Security Agent)

Contents

		Page

1	Interpretation	3

2	Conditions	4

3	Representations and Warranties	7

4	Amendments to Loan Agreement and Release of the Guarantor	7

5	Confirmation and Undertaking	11

6	Counterparts	12

7	Notices, Law and Jurisdiction	12

Schedule 1	The Lenders The Commitments	13

Schedule 2	[First] [Second] Effective Date Confirmation	14

Supplemental Agreement

Dated:  13 July 2015

Between:

(1)                                          BALTIC HARE LIMITED (“Baltic Hare”) and BALTIC FOX LIMITED (“Baltic FOX”), each a company incorporated according to the law of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (together the “Borrowers” and each a “Borrower”) jointly and severally; and

(2)                                          BALTIC TRADING LIMITED, a company incorporated according to the law of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (the “Guarantor”); and

(3)                                          the banks listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together the “Lenders” and each a “Lender”); and

(4)                                          DVB BANK SE, acting as agent and arranger through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Federal Republic of Germany (in that capacity the “Agent”); and

(5)                                          DVB BANK SE, acting as security agent through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Federal Republic of Germany (in that capacity the “Security Agent”).

Supplemental to a secured loan agreement dated 30 August 2013 (the “Loan Agreement”) made between the Borrowers, the Lenders, the Agent and the Security Agent on the terms and subject to the conditions of which each of the Lenders agreed to advance to the Borrowers its respective Commitment of an aggregate amount not exceeding twenty two million Dollars ($22,000,000).

Whereas:

(A)                               The Guarantor and the Borrowers request the Finance parties to consent to an amendment to clauses 10.13 (Additional Security) and 12.2.2 (b) and (c) (Financial Covenants) of the Loan Agreement.

(B)                               Pursuant to a letter addressed to DVB Bank SE by the Guarantor and dated 23 June 2015 and in light of the proposed merger (the “Merger”) between the New Guarantor and the Guarantor (as a consequence of which the Guarantor will no longer be listed on the New York Stock Exchange (or any other exchange)), the Guarantor and the Borrowers further request the Finance parties to consent to:

(1)                                the Merger pursuant to clause 12.3.6 of the Loan Agreement;

(2)                                  the replacement of the Guarantor by the New Guarantor;

(3)                                   the release and discharge of the Guarantor from its obligations under the Guarantee; and

(4)                                   the Change of Control of the Guarantor (as required pursuant to clause 12.3.21 (a) and (b) (No change in ownership) and clause 13.1.8 (Event of Default) of the Loan Agreement).

(C)                             The Finance Parties are willing to agree to such requests contained in Recital (A) and (B) and the Finance Parties and the Borrowers have agreed to amend the Loan Agreement and the Security Documents (as applicable) on the terms and subject to the conditions contained in this Supplemental Agreement pursuant to which the Borrowers would agree to procure the execution of and delivery to the Security Agent of the Additional Security Documents.

(D)                               At the date of this Supplemental Agreement, the outstanding amount of the Loan is nineteen million three hundred and seventy five thousand Dollars ($19,375,000).

It is agreed that:

1                                                  Interpretation

1.1                                        In this Supplemental Agreement:

“Additional Security Documents” means this Supplemental Agreement, the New Guarantee and any other agreement or document which may at any time be executed by any person as additional security for the payment of all or any part of the Indebtedness.

“Finance Parties” means the Agent, the Security Agent and the Lenders.

“First Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred.

“New Guarantee” means the guarantee and indemnity to be granted by the New Guarantor in favour of the Security Agent, in such form and containing such terms and conditions as the Security Agent shall require.

“New Guarantor” means Genco Shipping & Trading Limited a corporation incorporated under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 and whose principal place of business is at 299 Park Avenue, 12th Floor, New York NY 10171 and/or (where the context permits) any other person who shall at any time during the Facility Period give to the Lenders or to the Security Agent on their behalf a guarantee and/or indemnity for the repayment of all or part of the Indebtedness.

“Second Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all of the conditions referred to in Clause 2.2 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred.

“Security Parties” means all parties to this Supplemental Agreement other than the Finance Parties and “Security Party” means any one of them.

“Supplemental Agreement” means the agreement herein contained.

1.2                                        All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

1.3                                        The Agent and the Borrowers hereby designate this Supplemental Agreement as a Finance Document.

1.4                                        All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.

2                                                  Conditions

2.1                                        The Agent, on behalf of the Finance Parties, confirms its consent to the requests specified in Recital A above provided that as conditions for the agreement of the Finance Parties to such requests and for the effectiveness of Clauses 4.1 and 4.2, the Borrowers shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence:

2.1.1                              a certificate from a duly authorised officer of each Borrower (a) (i) confirming that none of the documents delivered to the Agent pursuant to (as applicable) schedule 2, part I, paragraphs 1(a), 1(c), 1 (e)(f) and 1(h) of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Agent, or (ii) attaching copies, certified by a duly authorised officer of the relevant Borrower as true, complete, accurate and neither amended nor revoked, of any documents delivered to the Agent pursuant to schedule 1, paragraph 1(a) of the Loan Agreement which have been amended or modified and (b) setting out the names of the directors, officers and, in relation to each Borrower, shareholders (after giving effect to the Transfer) and the proportion of shares held by each shareholder;

2.1.2                              a certificate from a duly authorised officer of the Guarantor (a) (i) confirming that none of its constitutional documents delivered to the Agent pursuant to the Guarantor’s officer’s certificate dated 26 February 2014 duly executed by the Guarantor’s President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer have been amended or modified in any way since the date of their delivery to the Agent, or (ii) attaching copies, certified by a duly authorised officer of the Guarantor as true, complete, accurate and neither amended nor revoked, of any documents delivered to the Agent as per above, which have been amended or modified (b) certifying that each copy document relating to it specified in Clauses 2.1.3 and 2.1.4 (if applicable) is correct and (c) setting out the names of the directors and officers;

2.1.3                              a copy, certified by the secretary of the Guarantor as true, complete and accurate and neither amended nor revoked, of a resolution of its directors (together, where appropriate, with signed waivers of notice of any directors’ meetings) approving, and authorising or ratifying the execution of, this

Supplemental Agreement and any document to be executed by the Guarantor pursuant to this Supplemental Agreement;

2.1.4                              if necessary a notarially attested and legalised power of attorney of the Guarantor under which this Supplemental Agreement and any documents required pursuant to this Supplemental Agreement are to be executed by the Guarantor;

2.1.5                              a certificate of good standing in respect of each Borrower and the Guarantor;

2.1.6                              a specimen of the signature and a copy of the passport of each person who executes this Supplemental Agreement and any other documents required by it;

2.1.7                              this Supplemental Agreement, together with all other documents required by it;

2.1.8                              a legal opinion of the legal advisers to the Agent in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing of this Supplemental Agreement or confirmation satisfactory to the Agent that such an opinion will be given;

2.1.9                              evidence that WFW Legal Services Limited present of 15 Appold Street, London EC2A 2HB, England have accepted their appointment as agent for service of process in relation to any proceedings before the English courts in connection with this Supplemental Agreement and any other documents required by it; and

2.1.10                       a copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by this Supplemental Agreement or for the validity and enforceability of this Supplemental Agreement.

2.2                                        The Agent, on behalf of the Finance Parties, confirms its consent to the requests specified in Recital B above provided that as conditions for the agreement of the Finance Parties to such requests and for the effectiveness of Clause 4.3, the Borrowers shall deliver or cause to be delivered to or to the order of the Agent, in addition to all documents required pursuant to clause 2.1, the following documents and evidence:

2.2.1                              a certificate from a duly authorised officer of the New Guarantor (a) attaching copies of the constitutional documents of the New Guarantor together with such other evidence as the Agent may reasonably require that the New Guarantor is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, the Additional Security Documents to which it is to become a party, (b) certifying that each copy document relating to it specified in Clauses 2.2.2 and 2.2.3 (if applicable) is correct, complete and in full force and (c) setting out the names of the directors and officers of the New Guarantor;

2.2.2                              a copy, certified by the secretary or a director of the New Guarantor as true, complete and accurate and neither amended nor revoked, of a resolution of its directors (together, where appropriate, with signed waivers of notice of any directors’ meetings) approving, and authorising or ratifying the execution of, the Additional Security Documents and any document to be executed by the New Guarantor pursuant to the Additional Security Documents;

2.2.3                              if necessary a notarially attested and legalised power of attorney of the New Guarantor under which the Additional Security Documents and any documents required pursuant to the Additional Security Documents are to be executed by the New Guarantor;

2.2.4                              a certificate of good standing in respect of the New Guarantor;

2.2.5                              a specimen of the signature and a copy of the passport of each person who executes the remaining Additional Security Documents;

2.2.6                              the remaining Additional Security Documents, together with all other documents required by any of them;

2.2.7                              a legal opinion of the legal advisers to the Agent in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing of this Supplemental Agreement or confirmation satisfactory to the Agent that such an opinion will be given;

2.2.8                              evidence that WFW Legal Services Limited present of 15 Appold Street, London EC2A 2HB, England have accepted their appointment as agent for service of process in relation to any proceedings before the English courts in connection with the remaining Additional Security Documents;

2.2.9                              such documentation and other evidence as is reasonably requested by the Agent in order for the Lenders to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated in the Finance Documents;

2.2.10                       a certified true copy of the Registration Rights Agreement (as defined in the New Guarantee); and

2.2.11                       a copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any of the remaining Additional Security Documents or for the validity and enforceability of the remaining Additional Security Documents.

2.3                                        The Borrowers undertake to deliver or to cause to be delivered to the Agent on, or as soon as practicable after, the First Effective Date or the Second Effective date (as applicable), the following additional documents and evidence:-

2.2.1                             the legal opinions referred to in Clauses 2.1.8 and 2.2.7, duly executed; and

2.2.2                             the process agent acceptance letter referred to in Clauses 2.1.9 and 2.2.8 duly executed.

2.4                                        If any of the documents and evidence required by Clauses 2.1 and 2.2 have not been delivered to or to the order of the Agent in accordance therewith, the Borrowers undertake to deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and delivery on such later date shall not be taken as a waiver of the Agent’s right to require production of all the documents and evidence required by Clauses 2.1 and 2.2.

2.5                                        All documents and evidence delivered to the Agent pursuant to this Clause shall:

2.5.1                              be in form and substance acceptable to the Agent;

2.5.2                              be accompanied, if required by the Agent, by translations into the English language, certified in a manner acceptable to the Agent; and

2.5.3                              if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3                                                  Representations and Warranties

Each of the representations and warranties contained in clause 11 of the Loan Agreement shall be deemed repeated by each Borrower at the date of this Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents included this Supplemental Agreement.

4                                                  Amendments to Loan Agreement and Release of the Guarantor

4.1                                        With effect from the First Effective Date:

4.1.1                              the definition of “Supplemental Agreement” contained in Clause 1.1 of this Supplemental Agreement shall be added to clause 1.1 of the Loan Agreement in alphabetical order;

4.1.2                              the definition of “Leverage” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Leverage” means the aggregate Financial Indebtedness (excluding committed but undrawn working capital lines) of the Group divided by the Value Adjusted Total Assets.”;

4.1.3                              the definition of “Minimum Consolidated Net Worth” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Minimum Consolidated Net Worth” means an amount of not less than (a) $270,150,000 plus (b) fifty per cent (50%) of the value of any subsequent primary equity offerings of the Guarantor after the Supplemental Agreement.”

4.1.4                              the definition of “Security Documents” set forth in clause 1.1 and clause 10.1 of the Loan Agreement shall be construed to include this Supplemental Agreement; and

4.1.5                              clause 10.13.2 of the Loan Agreement shall be amended by adding at the end “it being agreed that security over Fleet Vessels shall, in the Security Agent’s discretion acting reasonably, be acceptable additional security”.

4.2                                        With effect from the First Effective Date and until and including 30 June 2016:

reference to “one hundred and thirty per cent (130%)” in Clause 10.13 (Additional Security) of the Loan Agreement shall be construed to refer to “one hundred and ten per cent (110%)”.

4.3                                        With effect from the Second Effective Date:

4.3.1                              The remaining definitions contained in Clause 1.1 (other than the definition of “Finance Parties”, “First Effective Date”, “Second Effective Date”  and “Security Parties”) of this Supplemental Agreement shall be added to clause 1.1 of the Loan Agreement in alphabetical order;

4.3.2                              the definition of “Change of Control” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Change of Control” means:

(A)                                        in respect of the New Guarantor, any time during which and for any reason:

(a)                                          there is a sale, lease or transfer of all or substantially all of the New Guarantor’s assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); or

(b)                                           there is a liquidation or dissolution of the New Guarantor; or

(c)                                           there is a replacement of a majority of the directors on the board of directors of the New Guarantor over a two-year period from the directors who constituted the board of directors of the New Guarantor at the beginning of such period and such replacement has not been approved by a vote of at least a majority of the board of directors of the New Guarantor then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such board of directors was previously so approved; or

(d)                                          there is a “change of control” or similar event (however described) in any documentation related to any Financial Indebtedness of the New Guarantor or the Group or any member of the Group; or

(e)                                           any person or group other than one or more of the Permitted Holders that at any time becomes the owner, directly or indirectly, beneficially or of record, of shares representing more than thirty per cent of the outstanding voting or economic equity interests of the New Guarantor; and

(B)                                        in respect of a Borrower, any time during which and for any reason, the New Guarantor fails to own, directly or indirectly, one hundred per cent of the capital stock or other equity interests of that Borrower.”;

4.3.3                              the definition of “Guarantor” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced by the definition of “New Guarantor” contained in Clause 1.1 of this Supplemental Agreement in alphabetical order and any references to the Guarantor in the Loan Agreement shall no longer be a reference to Baltic Trading Limited, of the Republic of the Marshall Islands,  but shall be construed to refer to the New Guarantor;

4.3.4                              the definition of “Minimum Consolidated Net Worth” set forth in clause 1.1 of the Loan Agreement (as amended pursuant to Clause 4.1.3 of this Supplemental Agreement) shall be deleted and be replaced as follows:

““Minimum Consolidated Net Worth” means an amount of not less than (a) $786,360,204 plus (b) fifty per cent (50%) of the value of any subsequent primary equity offerings of the Guarantor including the offering completed on 31 March 2015.”

4.3.5                              the definition of “Nordea Loan Agreement” set forth in clause 1.1 of the Loan Agreement shall be deleted;

4.3.6                              the definition of “Permitted Holders” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Permitted Holders” means (a) Mr. Peter Georgiopoulos (including his immediate family members and trusts to which he or such family members hold a beneficial interest, (b) any corporation or any other entity directly or indirectly controlled by Mr. Peter Georgiopoulos and (c) any person or group (as defined in Section 13(a)(3) of the Exchange Act) who may at the time of the signing of the Supplemental Agreement own, directly or indirectly, beneficially or of record, shares representing more than thirty per cent of the voting or economic equity interests of the New Guarantor, any affiliate of any such person, and any member of such group or affiliate of such member.”;

4.3.7                              the definition of “Security Documents” set forth in clause 1.1 and clause 10.1 of the Loan Agreement shall be construed to include the remaining Additional Security Documents and exclude the Guarantee and the Guarantor’s Assignments, in each case executed by Baltic Trading Limited, of the Republic of the Marshall Islands;

4.3.8                              the definition of “Security Parties” set forth in clause 1.1 of the Loan Agreement shall be construed to include the New Guarantor and exclude the Guarantor;

4.3.9                              all references in the Loan Agreement (but not in this Supplemental Agreement) to the Guarantee shall be construed to refer to the New Guarantee;

4.3.10                       the definition of “Shareholder Rights Agreement” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Shareholder Rights Agreement” means a shareholder rights agreement substantially similar to the shareholder rights agreement entered into as of 11 April 2007 and made between the New Guarantor and Mellon Investor Services LLC, a New Jersey Limited Liability Company as rights agent.”;

4.3.11                       the definition of “Subsidiary” set forth in clause 1.1 of the Loan Agreement shall be deleted and be replaced as follows:

““Subsidiary” means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.”;

4.3.12                       clause 10.14 (b) set forth in the Loan Agreement shall be deleted and be replaced as follows:

“(b)                                    “Fleet Vessels”.  The fair market value of a Fleet Vessel (other than a Vessel) shall be determined pursuant to any required methodology pursuant to any contractual obligation addressing the manner in which such Fleet Vessel is to be appraised or valued (or if there is no such other required methodology, in a manner mutually acceptable to the Borrowers and the Agent).”; and

4.3.13                       without prejudice to the obligations of the Borrowers under the Loan Agreement or to the obligations of the other Security Parties (as defined in the Loan Agreement) under, or to the validity of, any documents (other than the Guarantee and the Guarantor’s Assignments) which the Security Parties (as defined in the Loan Agreement) may have executed in favour of the Security Agent pursuant to the Loan Agreement all of which shall remain in full force and effect, the Finance Parties hereby:

i)                                                  release and discharge the Guarantor from all its obligations under the Guarantee and the Guarantor’s Assignments with the exception of any indemnities contained in the Guarantee or the Guarantor’s Assignments which are intended to survive; and

ii)                                               release to the Guarantor all its rights, title and interest in and to all the property charged in favour of the Security Agent under the Guarantee and the Guarantor’s Assignments.

The Finance Parties make and give no representation, warranty or covenant in relation to the property released under and pursuant to this Clause 4.1.14 except that it has not itself charged that property.

All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5                                                  Confirmation and Undertaking

5.1                                        Each of the Borrowers confirms that all of its respective obligations under or pursuant to each of the Security Documents (as defined giving effect to this Supplemental Agreement) to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Supplemental Agreement, as if all references in any of the Security Documents (as defined giving effect to this Supplemental Agreement) to the Loan Agreement were references to the Loan Agreement as amended and supplemented by this Supplemental Agreement.

5.2                                        The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Supplemental Agreement.

5.3                                        Provided the Second Effective Date has occurred and there is no Default, the Finance Parties hereby confirm their consent to the cancellation of the global management agreement dated 15 March 2010 and made between the Guarantor and the New Guarantor (as amended from time to time) provided such cancellation does not in any way affect the security granted in favour of the Security Agent under the Loan Agreement (as amended and supplemented from time to time).

5.4                                        The Security Agent shall release each Existing Share Charge upon request by each Borrower provided that:

(a)                                         the Guarantor transfers all the Shares to the New Shareholder on terms approved by the Security Agent;

(b)                                         the New Shareholder creates security over the Shares in favour of the Security Agent in form and substance satisfactory to the Security Agent;

(c)                                          the Security Agent receives such legal advice, opinions and other documents as it may require in relation to the creation of the security by the New Shareholder in form and substance satisfactory to it;

(d)                                          there is no Default;

(f)                                           such release of the Existing Share Charges and creation of security over the Shares is documented pursuant to a supplemental agreement to the Loan Agreement and subject to other terms and conditions acceptable to the Finance Parties; and

(f)                                           the New Guarantor reimburses the Security Agent in respect of all fees, costs and expenses incurred by the Security Agent and the Agent in relation to the matters referred to in the preceding paragraphs.

For the purposes of this Clause 5.4:

“New Shareholder” means the New Guarantor and any wholly-owned subsidiary of the New Guarantor incorporated in the Republic of the Marshall Islands or other jurisdiction approved by the Security Agent;

“Existing Share Charges” means the deeds of charge over shares in Baltic Hare and Baltic Fox respectively and each dated 5 September 2013 and executed by the Guarantor in favour of the Security Agent and “Existing Share Charge” means either one of them; and

“Shares” means all the issued share capital in each of the Borrowers.

6                                                  Counterparts

This Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

7                                                  Notices, Law and Jurisdiction

The provisions of clauses 18 and 23 of the Loan Agreement shall apply to this Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

Schedule 1

The Lenders	The Commitments

DVB BANK SE	$22,000,000

Platz der Republik 6

D-60325 Frankfurt am Main

Federal Republic of Germany

fax no: +44 207 256 4352 marked for the attention of Transaction and Loan Services for the purposes of Clause 18 (Notices) of the Loan Agreement with a copy to

DVB BANK SE

3 Moraitini Street & 1 Palea Leof. Posidonos

Delta Paleo Faliro

175 61  Athens, Greece

Fax: +30 210 455 7420

Email: dbg@dvbbank.com

Schedule 2

[First] [Second] Effective Date Confirmation

To:                                      BALTIC HARE LIMITED & BALTIC FOX LIMITED, each of

Trust Company Complex

Ajeltake Road

Ajeltake Island

Majuro

Marshall Islands

MH 96960

We, DVB BANK SE, refer to the supplemental agreement dated [     ] 2015 (the “Supplemental Agreement”) relating to a secured loan agreement dated 30 August 2013 (the “Loan Agreement”) made between you as the Borrowers, the banks listed in it as the Lenders, ourselves as the Agent and ourselves as the Security Agent in respect of a loan to you from the Lenders of up to $22,000,000.

We hereby confirm that all conditions precedent referred to in Clause [2.1] [2.2] of the Supplemental Agreement have been satisfied.  In accordance with Clauses 1.1 and 4 of the Supplemental Agreement the [First] [Second] Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated: [              ] 2015

Signed:

for and on behalf of
DVB BANK SE

In witness of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

Signed and delivered as		)
a Deed by		)
BALTIC HARE LIMITED		)	/s/ John C. Wobensmith
acting by John C. Wobensmith		)
its duly authorised attorney-in-fact		)
in the presence of:		)

Witness signature:	/s/ Nathan C. Gaudio
Name: Nathan C. Gaudio
Address: 46 Trinity Place
New York, NY 10006

Signed and delivered as		)
a Deed by		)
BALTIC FOX LIMITED		)	/s/ John C. Wobensmith
acting by John C. Wobensmith		)
its duly authorised attorney-in-fact		)
in the presence of:		)

Witness signature:	/s/ Nathan C. Gaudio
Name: Nathan C. Gaudio
Address: 46 Trinity Place
New York, NY 10006

Signed and delivered as		)
a Deed by		)
BALTIC TRADING LIMITED		)	/s/ John C. Wobensmith
acting by John C. Wobensmith		)
its duly authorised attorney-in-fact		)
in the presence of:		)

Witness signature:	/s/ Nathan C. Gaudio
Name: Nathan C. Gaudio
Address: 46 Trinity Place
New York, NY 10006

Signed and delivered as		)
a Deed by		)
DVB BANK SE (as a Lender))			/s/ Pinelopi Karamadouki
acting by Pinelopi Karamadouki		)
its duly authorised attorney-in-fact		)
in the presence of: Georgia Patinioti		)

Witness signature:	/s/ Georgia Patinioti
Name: Georgia Patinioti
Address: 1st and 2nd Floor
Filellinon 2 & Akti Miaouli
185 36 Piraeus
Greece

Signed and delivered as		)
a Deed by		)
DVB BANK SE (as Agent))			/s/ Pinelopi Karamadouki
acting by Pinelopi Karamadouki		)
its duly authorised attorney-in-fact		)
in the presence of: Georgia Patinioti		)

Witness signature:	/s/ Georgia Patinioti
Name: Georgia Patinioti
Address: 1st and 2nd Floor
Filellinon 2 & Akti Miaouli
185 36 Piraeus
Greece

Signed and delivered as		)
a Deed by		)
DVB BANK SE (as Security Agent))
acting by Pinelopi Karamadouki		)	/s/ Pinelopi Karamadouki
its duly authorised attorney-in-fact		)
in the presence of: Georgia Patinioti		)

Witness signature:	/s/ Georgia Patinioti
Name: Georgia Patinioti
Address: 1st and 2nd Floor
Filellinon 2 & Akti Miaouli
185 36 Piraeus
Greece